Exhibit 10.15

CREDIT AGREEMENT

THIS CREDIT AGREEMENT, dated as of November 12, 2008 (this “Agreement”), is among Ecosphere Technologies, Inc., a Delaware corporation (“ETI”), Ecosphere Energy Solutions, Inc., a Florida corporation (“EES”), and Bledsoe Capital Group, LLC, a Montana limited liability company (together with its successors, assigns, endorsees and transferees, the “Holder”).

WHEREAS, the Holder has agreed to lend money to EES to be evidenced by one or more Notes (as hereinafter defined);

WHEREAS, in order to induce the Holder to make the loan evidenced by the Notes, EES has agreed to execute and deliver to the Holder this Agreement and to grant the Holder a security interest in certain property of EES to secure the prompt payment, performance and discharge in full of the Obligations (as hereinafter defined);

WHEREAS, in order to induce the Holder to advance credit to EES, ETI, the sole shareholder of EES, has agreed to grant certain security to the Holder and to guarantee EES’s obligations to Holder;

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.

Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1.  Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC shall have the respective meanings given such terms in Article 9 of the UCC.

“Collateral” means (a) all of ETI's and EES's rights, title and interest in and to the property described in Schedule A, (b) all products, proceeds, rents and profits of the foregoing; and (c) all of the foregoing, whether now owned of existing or hereafter acquired or arising or in which ETI and/or EES now has or hereafter acquires any rights.

“Loan Documents” means this Agreement, the Notes and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, excluding the Warrants.

“Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter existing, of ETI and EES under the Loan Documents, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Holder as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.  Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Notes and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of ETI and EES from time to time under or in connection with the Loan Documents; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving ETI or EES.

“Organizational Documents” means with respect to ETI or EES, the documents by which either party was organized pursuant to its certificate of incorporation, and including its bylaws.

“Shares” means all shares and other securities issuable under the Warrants.

“Security Interest” means the security interest granted herein by ETI and EES to the Holder.

“UCC” means the Uniform Commercial Code of the State of Florida and or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time.  It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term “Collateral” will be construed in its broadest sense.  Accordingly if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

“Warrants” means the three-year warrants to purchase ETI’s common stock exercisable at $0.25 per share in the form annexed as Exhibit B to be issued by ETI to the Holder contemporaneously with delivery each Note as described in Section 6 .

2.

Loan.  On the terms and conditions contained in this Agreement, the Holder shall lend to EES up to $2,000,000 (the “Loan”).

3.

Advances.

(a)

Upon the execution and delivery of this Agreement, the Holder shall advance to EES $500,000 by wire transfer (“Initial Advance”).  Subject to the conditions set forth in this Section 3, the Holder shall make the following advances (the Initial Advance, First Additional Advance and Second Additional Advance each being an “Advance”) of the Loan upon the written request of EES to the Holder and the Holder shall make such Advance to EES in U.S. dollars and readily available funds within five business days of the Holder’s receipt of such request by EES:

(i)

An Advance of $500,000 (“First Additional Advance”), provided that the Holder makes a reasonable determination that the lab results from the first week of test runs on the Ecosphere Ozonix™ unit which is located at the Newfield well site (“Newfield Unit”) are satisfactory to the Holder.

(ii)

An Advance of $1,000,000 (“Second Additional Advance”), provided that (x) the condition set forth in (i) above has been satisfied, (y) the Holder makes a reasonable determination that the lab results from the second week of test runs on the Newfield Unit are satisfactory to the Holder, and (z) the Holder receives written, verbal or other objective verification (including, but not limited to, the Newfield Unit continuing to operate at the Newfield affiliate well site) that Newfield is reasonably satisfied with the results of operations of the Newfield Unit.

The Holder shall act diligently in reviewing the lab results or other information described in (i) and (ii) above and shall complete any required determinations within three business days following receipt of lab results or other relevant information. ETI agrees that each of the lab results required by (i) and (ii) above will be accompanied by a non-technical explanation of the same that can be understood by a typical layperson.

(b)

Notwithstanding the preceding, the Holder shall have no obligation to make the Initial Advance until EES and ETI shall have delivered to the Holder a release in the form annexed as Exhibit C-1 and Exhibit C-2, respectively, and the Holder shall have no obligation to make any Advance until:

(i)

EES shall have delivered to the Holder the Note for such Advance; and

(ii)

EES shall have delivered to the Holder certified copies of resolutions of EES’s board of directors authorizing EES to enter into this Agreement or, after the initial Advance, a certificate of its Secretary that EES’s board of directors has not revoked the authorization.

4.

Acknowledgment of Limit.  EES acknowledges that, except to the extent set forth herein or another written agreement between the parties, the Holder shall have no further obligation to make any loans or advances to EES prior to the receipt of an unencumbered assignable contract with Newfield, Williams or another energy company or any affiliate the parent of which is listed on the New York Stock Exchange or the Nasdaq Stock Market and the exercise by the Holder of its Exclusive Option referred to in the following sentence. Nothing contained herein shall be construed as any modification or waiver of any rights of the Holder pursuant to that certain Exclusive Option Agreement with EES dated June 5, 2008 (“Exclusive Option”).

5.

Promissory Notes.   The amounts borrowed under this Agreement shall be evidenced by a promissory note to be issued to the Holder in the form annexed as Exhibit A (individually, a “Note” and collectively, the “Notes”).

6.

Warrants.  As additional consideration for the Holder making each Advance to EES, ETI shall issue Warrants to the Holder upon the execution and delivery of each Note in an amount equal to one Warrant for each $3.00 of Advance.

7.

Guaranty. ETI unconditionally and irrevocably guarantees the full and prompt payment and performance when due of all EES's obligations under the Loan Documents (the "Guaranteed Obligations").  This guaranty is an absolute guaranty of payment and not a guaranty of collection.  ETI's guaranty is absolute and unconditional irrespective of:

(i)

any lack of validity or enforceability of any provision of any Loan Document or any other agreement or instrument relating to any Loan Document, or avoidance or subordination of any of the Guaranteed Obligations;

(ii)

any change in the time, manner or place of payment of, or in any other term of, or any increase in the amount of, any of the Guaranteed Obligations, or any other amendment or waiver of any term of, or any consent to departure from any requirement of, any of the Loan Documents;

(iii)

any exchange, release or non-perfection of any lien on any Collateral, or any release or amendment or waiver of any term of any other guaranty of, or any consent to departure from any requirement of any other guaranty of, any of the Guaranteed Obligations;

(iv)

the absence of (A) any attempt to collect any of the Guaranteed Obligations from EES or (B) any other action to enforce the same or the election of any remedy by the Holder;

(v)

any waiver, consent, extension, forbearance or granting of any indulgence by the Holder with respect to any provision of any Loan Document;

(vi)

the Holder's election in any proceeding under chapter 11 the Bankruptcy Code of the application of section 1111(b)(2) of the Bankruptcy Code;

(vii)

any borrowing or grant of a security interest by the Holder, as debtor-in-possession, under section 364 of the Bankruptcy Code;

(viii)

the disallowance, under section 502 of the Bankruptcy Code, of all or any portion of the claims of the Holder for payment of any of the Guaranteed Obligations; or

(ix)

any other circumstance that might otherwise constitute a legal or equitable discharge or defense of a borrower or a guarantor.

8.

Representations, Warranties and Covenants of ETI and EES.  ETI and EES, jointly and severally, represent and warrant to and covenant with the Holder as follows:

(a)

ETI and EES each has taken all corporate action necessary for their respective authorization, execution and delivery of the Loan Documents and the Warrants

and performance of all Obligations, as applicable.   The Loan Documents and the Warrants each shall constitute a valid and legally binding obligation of ETI and EES, as applicable, enforceable in accordance with their respective terms.

(b)

The Shares, when issued in accordance with the terms of the Warrants, will have been duly and validly issued, and will be fully paid and nonassessable (except for the payment of the exercise price under the Warrants), will have been issued in compliance with all applicable state and federal securities laws, and will be free of any restrictions against transfer other than those set forth in this Agreement and applicable securities laws.

(c)

All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any federal or state governmental authority or other person on the part of ETI or EES, as applicable, required in connection with the execution, delivery and performance of the Loan Documents and the Warrants and the consummation of the transactions contemplated thereby, have been obtained, except that any notices of sale that may be required to be filed with the Securities and Exchange Commission pursuant to Regulation D promulgated under the Securities Act of 1933 (the “Securities Act”) or any state securities law authority pursuant to applicable blue sky laws may be filed within the applicable periods therefor.

(d)

ETI and EES have no place of business or offices where their respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule B attached hereto.  Except as disclosed on Schedule B, none of such Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor.

(e)

ETI and/or EES, as applicable, are the sole owners of the Collateral, free and clear of any liens, security interests, encumbrances, rights or claims, and are fully authorized to grant the Security Interest.  There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that will be filed in favor of the Holder pursuant to this Agreement) covering or affecting any of the Collateral.

(f)

No written claim has been received that any Collateral or ETI's or EES’s use of any Collateral violates the rights of any third party. There has been no adverse decision to ETI's and/or EES's claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to ETI's and/or EES's right to keep and maintain the Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of ETI or EES, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(g)

ETI and EES, as applicable, shall maintain the Collateral at the locations set forth on Schedule B attached hereto and may not relocate such tangible Collateral without delivering to the Holder at least three days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the UCC and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Holder a valid, perfected and continuing perfected first priority lien in the Collateral.

(h)

This Agreement creates in favor of the Holder a valid security interest in the Collateral securing the payment and performance of the Obligations.  Upon making the filings described in the immediately following subsection, all security interests created hereunder in any Collateral which may be perfected by filing UCC financing statements shall have been duly perfected.  Without limiting the generality of the foregoing, except for the filing of said financing statements, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the execution, delivery and performance of the Loan Documents, (ii) the creation or perfection of the Security Interest created hereunder in the Collateral or (iii) the enforcement of the rights of the Holder with respect to the Obligations.

(i)

ETI and EES hereby authorize the Holder to file one or more financing statements under the UCC, with respect to the Security Interest, with the proper filing and recording agencies in any jurisdiction deemed proper by the Holder.

(j)

The execution, delivery and performance of the Loan Documents and the Warrants by ETI and EES, as applicable, does not (i) violate any of the provisions of any Organizational Documents of ETI or EES, as applicable, or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to ETI and/or EES, as applicable or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing ETI 's or EES’s debt or otherwise) or other understanding to which ETI or EES, as applicable, is a party or by which any property or asset of ETI or EES is bound or affected.  If any, all required consents (including, without limitation, from stockholders or creditors of ETI and EES) necessary for ETI and EES, as applicable, to enter into and perform their obligations hereunder have been obtained.

(k)

ETI and EES, as applicable, shall at all times maintain (1) the liens and Security Interest provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Holder until this Agreement and the Security Interest hereunder shall be terminated upon payment in full of the Notes and (2) the Collateral free and clear of all liens and encumbrances, other than the Security Interest and liens and encumbrances in favor of the Holder.  ETI and EES, as applicable, each hereby agrees to defend the same against the claims of any and all persons and entities, and to safeguard and protect all Collateral for the account of the Holder.  At the request of the Holder, ETI and EES, as applicable, will pay the cost of filing UCC financing statements in all public offices wherever filing is, or is deemed by the Holder to be, necessary or desirable to effect the rights and obligations provided for herein.  Without limiting the generality of the foregoing, ETI and EES, as applicable, shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder.

(l)

Except as provided in this Agreement, ETI and EES will not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral (except for non-exclusive licenses granted by ETI or EES in the ordinary course of their business and sales of inventory by EES in its ordinary course of business) without the prior written consent of the Holder.

(m)

ETI and EES, as applicable, shall keep and preserve the equipment, inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

(n)

ETI and EES, as applicable, shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral, against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof.  ETI and EES, as applicable, shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to the Holder, that (a) the Holder will be named as lender loss payee and additional insured under each such insurance policy; (b) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will promptly notify the Holder and such cancellation or change shall not be effective as to the Holder for at least 30 days after receipt by the Holder of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (c) the Holder will have the right (but no obligation) at its election to remedy any default in the payment of premiums within 30 days of notice from the insurer of such default.

(o)

ETI and EES shall promptly execute and deliver to the Holder such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Holder may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce the Holder’s security interest in the Collateral.

(p)

ETI and EES shall permit the Holder and its representatives and agents to inspect the Collateral during normal business hours and upon reasonable prior notice, and to make copies of records pertaining to the Collateral as may be reasonably requested by the Holder from time to time.

(q)

ETI and EES will from time to time, at the joint and several expense of ETI and EES, promptly execute and deliver all such further instruments and documents, and take all such further action as may be necessary or desirable, or as the Holder may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Holder to exercise and enforce its rights and remedies hereunder and with respect to any Collateral or to otherwise carry out the purposes of this Agreement.

(r)

ETI's and EES's Federal Employer Identification Numbers and their organizational identification numbers are set forth on Schedule C.

(s)

Neither ETI nor EES shall change its name, type of organization or jurisdiction of organization without first giving the Holder three days prior written notice of its intended change.

(t)

The proceeds of the Loan shall be used primarily for the manufacturing of of Ozonix™ units, including components and related equipment, and for working capital and related expenses for the Ozonix™ business of EES.

9.

Representations and Warranties of the Holder.

(a)

The Holder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including the purchase of the Notes.  This Agreement, when executed and delivered by the Holder, will constitute a valid and legally binding obligation of the Holder, enforceable against the Holder in accordance with its terms.

(b)

The Holder is acquiring the Notes and the Warrants to be purchased by the Holder for the Holder’s own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distribution or selling the same, and, except as contemplated by this Agreement, the Holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.  The Holder understands that the Notes, the Warrants and the common stock issuable upon exercise of the Warrants in accordance with their respective terms may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Notes, the Warrants and the common stock or an available exemption from registration under the Securities Act, the Notes, the Warrants and the common stock must be held indefinitely.

(c)

The Holder understands that the Notes, the Warrants and the common stock issuable upon exercise of the Warrants are not registered under the Securities Act in reliance on an exemption from registration under the Securities Act pursuant to Section 4(2) thereof and Rule 506 thereunder for the sale contemplated by this Agreement and the issuance of the Notes and the Warrants and the shares of common stock issuable upon exercise of the Warrants will bear a restrictive legend.

(d)

The Holder acknowledges that the purchase of the Notes and the Warrants and any shares of common stock issuable upon exercise of the Warrants entails a high degree of risk, including the risk factors contained in filings by ETI with the Securities and Exchange Commission including its annual report on Form 10-KSB for the year ended December 31, 2007 and in other publicly available information.  These risks include, without limitation, the inability of ETI to achieve its business plan objectives, including the successful commercialization of its Ozonix™ process and the risk of a failure to pay in full the principal and interest of the Notes in accordance with its terms.

(e)

The Holder represents that the Holder has had an opportunity to ask questions and receive answers from ETI regarding the terms and conditions of this Agreement and the reasons for this offering of the Notes and the Warrants, the business prospects of ETI, the risks attendant to ETI’s business, and the risks relating to an investment in ETI, including the terms and conditions of the Notes and Warrants and further acknowledges that the Holder has had an opportunity to obtain additional information (to the extent ETI possesses such information and could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Holder or to which such Holder had access. ETI will put such information in writing if requested by the Holder. The Holder acknowledges the receipt (without exhibits) of ETI’s annual report on Form 10-KSB with respect to the year ended December 31, 2007, the quarterly report on Form 10-QSB for the quarter ended March 31, 2008,  the quarterly report on Form 10-QSB for the quarter ended June 30, 2008, the quarterly report on Form 10-QSB for the quarter ended September 30, 2008, and the current reports on Form 8-K (as well as any other reports) filed prior to the time the Holder submits his subscription.  These reports will be made available to the Holder upon written request by the Holder.  The Holder is relying solely upon these reports, other public information distributed by ETI and other written information prepared by ETI.  The Holder also acknowledges that ETI may pay a finder’s fee in connection with his investment; provided, however, that any such finder’s fee shall be the sole responsibility of ETI.

(f)

The Holder represents that the Holder is an “accredited investor” within the meaning of the applicable rules and regulations promulgated under the Securities Act or is otherwise experienced in evaluating and investing in private placement transactions of securities in similar circumstances and acknowledges that the Holder:

can bear the economic risk of such Holder’s investment;

has such knowledge and experience in financial and business

matters that such Holder is capable of evaluating the merits and risks of the investment in the securities comprising the Notes.

Further, the Holder:

has adequate means of providing for his, her or its current financial needs and contingencies,

is able to bear the substantial economic risks of an investment in the securities comprising the Notes for an indefinite period of time,

has no need for liquidity in such investment,

has made commitments to investments that are not readily

marketable which are reasonable in relation to the Holder’s net worth, and can afford a complete loss of such investment.

(g)

The Holder acknowledges that the Holder is purchasing the Notes and the Warrants for an indefinite period of time, has no need for liquidity in such investment, has made commitments to investments that are not readily marketable which are reasonable in relation to the undersigned’s net worth and can afford a complete loss of such investment.

(h)

The Holder has such knowledge and experience in financial, tax and business matters so as to enable the Holder to utilize the information made available to it in connection with the offering of the securities comprising the Notes and the Warrants to evaluate the merits and risks of an investment in the securities comprising the Notes and the Warrants and to make an informed investment decision with respect thereto.

(i)

The Holder is not relying on ETI with respect to the tax and other economic considerations of an investment in the securities comprising the Notes and the Warrants, and the Holder has relied on the advice of, or has consulted with, only the Holder’s own advisors.

(j)

The Holder is not subscribing for the securities comprising the Notes and the Warrants as a result of or subsequent to any advertisement, articles, notice or other communication published in any newspaper, television or radio or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the undersigned in connection with investments in securities generally.

(k)

The information furnished by the Holder contained in this Agreement including Schedule D, is true and correct in all material respects, including any information which the Holder has furnished and will furnish to ETI with respect to such Holder’s financial position, business experience and residence, is correct and complete as of the date of this Agreement and if there should be any material change in such information prior to ETI’s acceptance of this Agreement and the depositing of the payment described above, the Holder will furnish such revised or corrected information to ETI.  The representations, warranties and agreements of the Holder contained herein shall survive the execution and delivery of this Agreement and the purchase of the Notes and the Warrants.

(l)

The Holder acknowledges that the Holder has received notice of the Holder’s possible right under applicable Florida law to rescind the purchase of the securities comprising the Notes and the Warrants within three business days following the payment of the purchase price as set forth in Section 25 hereof.

10.

Holder’s Representations and Warranties Concerning Suitability of Accredited Investor, Etc.   Attached as Schedule D is a Suitability Questionnaire which shall be submitted by the Holder to EES in addition to the signature page of this Agreement.

11.

Indemnification by the Holder.  The Holder agrees to indemnify and hold ETI and its affiliates and their agents, representatives and employees harmless from and against all liability, damage, loss, cost and expense (including reasonable attorneys’ fees) which they may incur by reason of any material inaccuracy or omission in the information furnished by such Holder herein or any material breach of the representations and warranties made by such Holder on Schedule D.

12.

Grant of Security Interest in Collateral. As an inducement for the Holder to extend the loan as evidenced by the Notes and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, ETI and EES hereby grant the Holder a security interest in and to, a lien upon and a right of set-off against all of ETI's and EES’s right, title and interest of whatsoever kind and nature in and to, the Collateral.

13.

Defaults. The following events shall be “Events of Default”:

(a)

The failure to pay principal or any interest under any of the Notes when due;

(b)

Any representation or warranty of ETI or EES in this Agreement shall prove to have been incorrect in any material respect when made;

(c)

The failure by ETI or EES to observe or perform any of the other Obligations; or

(d)

Any Event of Default under the Notes (as defined in the Notes).

Notwithstanding the preceding, the Holder shall provide ETI with written notice of the occurrence of any event described in Sections 13(a) or (c), and in the event ETI or EES cures such event within five (5) business days with respect to an event described in Section 13(a) and within fifteen (15) business days with respect to an event described in Section 13(c) following receipt of notice from Secured Party, such event shall not be deemed an Event of Default hereunder.

14.

Duty to Hold in Trust. Upon the occurrence of any Event of Default and at any time thereafter, ETI and/or EES shall, upon receipt of any revenue, income, dividend, interest or other sums subject to the Security Interest, whether payable pursuant to the Notes or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Holder and shall forthwith endorse and transfer any such sums or instruments, or both, to the Holder for application to the satisfaction of the Obligations.

15.

Rights and Remedies Upon Default.

(a)

Upon the occurrence and during the continuation of any Event of Default, the Holder shall have the right to exercise all of the remedies conferred under the Loan Documents and all the rights and remedies of a secured party under the UCC.  Without limitation, the Holder shall have the following rights and powers:

(i)

The Holder shall have the right (but not the obligation) to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and ETI and/or EES shall assemble the Collateral and make it available to the Holder at places which the Holder shall reasonably select, whether at ETI 's and/or EES’s premises or elsewhere, and make available to the Holder, without rent, all of ETI’s and/or EES’s respective premises and facilities for the purpose of the Holder taking possession of, removing or putting the Collateral in saleable or disposable form.

(ii)

The Holder shall have the right (but not the obligation) to exercise all rights with respect to the Collateral as if it were the sole and absolute owner thereof.

(iii)

The Holder shall have the right (but not the obligation) to operate the business of ETI and/or EES using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Holder may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to ETI and/or EES or right of redemption of ETI and/or EES, which are hereby expressly waived.  Upon each such sale, lease, assignment or other transfer of Collateral, the Holder may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of ETI and/or EES, which are hereby waived and released.

(b)

Notwithstanding anything in this Section 15 to the contrary, the Holder shall comply with any applicable law in connection with the taking possession of, exercising rights over, holding and/or disposing of Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.  The Holder may sell the Collateral without giving any warranties and may specifically disclaim such warranties.  If the Holder sells any of the Collateral on credit, ETI and EES will only be credited with payments actually made by the purchaser.  In addition, ETI and EES waive any and all rights that they may have to a judicial hearing in advance of the enforcement of any of the Holder’s rights and remedies hereunder, including, without limitation, their rights following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

(c)

Holder Appointed Attorney-in-Fact.  ETI and EES each hereby irrevocably appoints the Holder as its attorney-in-fact, with full authority in the place and stead of ETI and/or EES and in the name of ETI, EES, the Holder or otherwise, from time to time after an Event of Default shall have occurred, in the Holder's discretion, to take any action and to execute any instrument which the Holder may deem necessary or advisable to accomplish the purposes of this Agreement.

(d)

Upon the Holder's request, ETI and EES shall assist the Holder in the liquidation of the Collateral upon an Event of Default.

16.

Costs and Expenses. ETI or EES agree to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements pursuant to the UCC, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Holder.  ETI and EES will also, upon demand, pay to the Holder the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Holder may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Holder under the Shares. Until so paid, any fees payable hereunder shall be added to the principal amount of the Notes and shall bear interest at the default rate.

17.

Term of Agreement. This Agreement and the Security Interest shall terminate on the date on which all payments under the Notes have been indefeasibly paid in full and all other Obligations have been paid or discharged; provided, however, that all indemnities of ETI and EES contained in this Agreement shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

18.

Severability.

If any provision of this Agreement otherwise is deemed to be invalid or unenforceable or is prohibited by the laws of the state or jurisdiction where it is to be performed, this Agreement shall be considered divisible as to such provision and such provision shall be inoperative in such state or jurisdiction and shall not be part of the consideration moving from either of the parties to the other.  The remaining provisions of this Agreement shall be valid and binding and of like effect as though such provision was not included.

19.

Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Agreement may be by actual or facsimile signature.

20.

Benefit.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that neither ETI nor EES may assign any of their obligations hereunder without the prior written consent of the Holder and the Holder may not assign its obligations hereunder without the prior written consent of ETI and EES.

21.

Notices and Addresses.

All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted next business day delivery, or by facsimile delivery followed by overnight next business day delivery as follows:

ETI:	Ecosphere Technologies, Inc.
501 Madison Avenue, Suite 201
New York, NY 10021
Attention: Mr. Patrick Haskell
Facsimile: (917) 388-2941

EES:	Ecosphere Energy Systems, Inc.
501 Madison Avenue, Suite 201
New York, NY 10021
Attention: Mr. Patrick Haskell
Facsimile: (917) 388-2941

The Holder:	Bledsoe Capital Group, LLC
℅ Chad Wold, Esq.
P.O. Box 2050
126 Central Avenue

Whitefish, MT 59937
Facsimile: (406) 862-2487

or to such other address as any of them, by notice to the other may designate from time to time.  The transmission confirmation receipt from the sender’s facsimile machine shall be evidence of successful facsimile delivery.  Time shall be counted to, or from, as the case may be, the date of delivery.

22.

Attorneys’ Fees.

In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding relating to this Agreement is filed, the prevailing party shall be entitled to an award by the court of reasonable attorneys’ fees, costs and expenses.

23.

Oral Evidence.

This Agreement constitutes the entire agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

24.

Governing Law.

This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

25.

Florida Blue Sky Legend.

 FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO ETI, AN AGENT OF ETI OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.  ALL SALES IN THIS OFFERING ARE SALES IN FLORIDA.  PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST.  NOTICE SHOULD BE GIVEN TO ETI TO THE ATTENTION OF PATRICK HASKELL AT THE ADDRESS SET FORTH IN SECTION 21 OF THIS AGREEMENT.

26.

Section or Paragraph Headings.

Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

27.

Publicity and Confidentiality.

ETI and EES (collectively, "Ecosphere") and Bledsoe will not, and will cause their respective representatives not to, without the prior written consent of the other, make any release to the press or other public disclosure, or to make any statement to any competitor, customer, client, or supplier of Ecosphere or Bledsoe or any other person, with respect to the existence or contents of this agreement, except for such public disclosure as may be necessary for the party proposing to make the disclosure not to be in violation of or default under any applicable law, regulation or governmental order.  If either party proposes to make any disclosure based upon such an opinion, that party will deliver a copy of the text of the proposed disclosure as far in advance of its disclosure as is practicable, and will in good faith consult with and consider the suggestions of the other party concerning the nature and scope of the information it proposes to disclose.  Notwithstanding the preceding, ETI shall have the right to disclose the existence and terms of the Loan and the Loan Documents through filing of Form 8-K, Form 10-Q and/or Form 10-K or similar documents with the United States Securities and Exchange Commission.

28.

Conversion of Notes.

(a)

In the event that EES enters into a contract with Newfield Exploration Mid-Continent, Inc or its affiliate with respect to the use of the Newfield Unit and the Holder has not exercised its option pursuant to the Exclusive Option, Holder may elect to convert both (and only both) the Note evidencing the Initial Advance and the Note evidencing the First Additional Advance into the rights of the Holder pursuant to that certain Purchase and Leaseback Agreement dated November12, 2008 by and among, EES, ETI and the Holder (“Purchase Leaseback”) as it relates to the sale and lease-back of the Newfield Unit.  Upon EES’s receipt of written notice from the Holder stating Holder’s intention to exercise its conversion rights under this Section 28(a) and consummation of the Purchase Leaseback, the Holder shall deliver said Notes to EES marked “paid in full” and they shall no longer be of any force and effect.

(b)

In the event that EES enters into a contract with The Williams Companies or its affiliate with respect to the use of the Ecosphere Ozonix™ unit securing the Note for the Second Additional Advance (“Williams Unit”) and the Holder has not exercised its option pursuant to the Exclusive Option, Holder may elect to convert the Note evidencing the Second Additional Advance into the rights of the Holder pursuant to that the Purchase and Leaseback Agreement as it relates to the sale and lease-back of the Williams Unit.  Upon EES’s receipt of written notice from the Holder stating Holder’s intention to exercise its conversion rights under this Section 28(b) and consummation of the Purchase Leaseback, the Holder shall deliver said Note to EES marked “paid in full” and they shall no longer be of any force and effect.

29.

Right of First Refusal – Financing.

From the date hereof until May 16, 2013, Bledsoe shall have the first right of refusal to provide financing to EES and/or ETI for all additional projects and equipment using the Ozonix™ process for treating produced waters, frac flowback waters and various industrial waste waters generated during the exploration, production, refining and distribution of energy from natural resources including the oil and gas business, coal, coal bed methane, tar sands, and any other energy producing processes the contaminated water from which  may be determined now or in the future to be capable of remediation by  the Ecosphere Ozonix process.  EES and/or ETI shall serve written notice of any such financing opportunities (which shall include a summary of the material financial terms and time limits) to the Holder (the "Offer Notice").  In the event the Holder does not provide EES and/or ETI with written notice of the Holder’s intention to exercise its first right of refusal within 10 days following the Offer Notice or the Holder provides EES and/or ETI written notice of intent not to exercise its first right of refusal, EES and/or ETI shall be free to offer the financing opportunity to other parties, as long as the economic terms are not less favorable to EES and/or ETI.

30.

Satisfaction of Notes Upon Exercise of Option.

In the event that the Holder exercises its option pursuant to the Exclusive Option, upon the closing of that transaction, the Holder shall receive a credit in the amount of the aggregate outstanding balances of the Notes against the $40,000,000 note to be delivered at closing and the Holder shall deliver to EES the Notes marked “paid in full”.

[Signature Page to Follow]

            IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed on the day and year first above written.

WITNESSES:	ECOSPHERE TECHNOLOGIES, INC.

By:
Patrick Haskell, Chief Executive Officer

ECOSPHERE ENERGY SOLUTIONS, INC.

By:
Dennis McGuire, President

BLEDSOE CAPITAL GROUP, LLC

By:
, Its

[Signature page to credit agreement]

EXHIBIT A

Form of Note

THE NOTE HAS NOT BEEN REGISTERED UNDER THE FEDERAL OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR HYPOTHECATED IN ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH LAWS AS MAY BE APPLICABLE OR, AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM SUCH APPLICABLE LAWS EXIST.

SECURED NOTE

$	, 20

FOR VALUE RECEIVED, Ecosphere Energy Solutions, Inc. (“EES”), a Florida corporation, hereby promises to pay to the order of Bledsoe Capital Group, LLC, a Delaware limited liability company (the “Holder”), at ℅ Chad Wold, Esq., P.O. Box 2050, 126 Central Avenue, Whitefish, MT 59937, or at such other office as Holder designates in writing to EES, the principal sum of _______________________ ($__________________) together with interest thereon computed at the annual rate of fifteen percent (15%). Payments of interest only shall be shall be payable monthly commencing on __________, 200_ and continuing on the _____ day of each and every month thereafter for the next consecutive thirty-five (35) months.  Principal and any accrued, but unpaid, interest shall be due and payable three (3) years from the date of this Note. While in default, this Note shall bear interest at the lesser of (i) the greater of (x) the rate of 20% per annum or (y) the Prime Rate as published in the Wall Street Journal plus 5% or (ii) such maximum rate of interest allowable under the laws of the State of Florida. Payments shall be made in lawful money of the United States.  This Note is secured by the obligations under that certain Credit Agreement dated November 12, 2008 (the “Agreement”).  Capitalized terms used, but not otherwise defined herein, shall have the meaning ascribed to such terms in the Agreement.

1.

Event of Default.  In the event either EES or Ecosphere Technologies, Inc., a Florida corporation (“ETI”), EES's sole shareholder, shall commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its debts, or seeking appointment of a receiver, custodian, trustee or other similar official for it or for all or any substantial part of its assets; or there shall be commenced against either EES or ETI, any case, proceeding or other action which results in the entry of an order for relief or any such adjudication or appointment remains undismissed, undischarged or unbonded for a period of 30 days; or there shall be commenced against either EES or ETI, any case, proceeding or other action seeking issuance of a warrant of attachment, execution, restraint or

1

similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 10 days from the entry thereof; or either EES or ETI shall make an assignment for the benefit of creditors; or either EES or ETI shall be unable to, or shall admit in writing the inability to, pay its debts as they become due; or EES or ETI shall take any action indicating its consent to, approval of, or acquiescence in, or in furtherance of, any of the foregoing; then, or any time thereafter during the continuance of any of such events, the entire unpaid balance of this Note then outstanding, together with accrued interest thereon, if any, shall be and become immediately due and payable without notice of demand by Holder.  This note is secured by the Agreement and is subject to all of its provisions.

2.

Prepayment.  EES, upon three days prior written notice to the Holder, may prepay the Note and any accrued interest to the date of prepayment.  Such prepayment shall not be made with the proceeds of any Collateral.

3.

Miscellaneous.

(a)

All makers and endorsers now or hereafter becoming parties hereto jointly and severally waive demand, presentment, notice of non-payment and protest.

(b)

This Note may not be changed or terminated orally, but only with an agreement in writing, signed by the parties against whom enforcement of any waiver, change, modification, or discharge is sought with such agreement being effective and binding only upon attachment hereto.

(c)

This Note and the rights and obligations of the Holder and of the undersigned shall be governed and construed in accordance with the laws of the State of Florida.

4.

Conversion.

This Note is subject to the conversion right of the Holder pursuant to Section 28 of the Agreement.

IN WITNESS WHEREOF, EES has caused this Note to be executed as of the date aforesaid.

Ecosphere Energy Solutions, Inc.

By:
Dennis E. McGuire
President

2

EXHIBIT B

Form of Warrant

THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), OR ANY OTHER SECURITIES LAWS, HAVE BEEN TAKEN FOR INVESTMENT, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN THE OPINION OF COUNSEL TO THE ISSUER OF THESE SECURITIES, SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED.

Date: _______, 2008

WARRANT FOR THE PURCHASE OF SHARES OF

COMMON STOCK OF ECOSPHERE TECHNOLOGIES, INC.

THIS IS TO CERTIFY that, for value received, Bledsoe Capital Group, LLC, a Delaware  limited liability company (“the Holder”), is entitled to purchase, subject to the terms and conditions hereinafter set forth, (___________)shares [this number shall be the equivalent of one share per three dollars of the Note] of Ecosphere Technologies, Inc., a Delaware corporation (the “Company”), common stock, $0.01 par value per share (“Common Stock”), and to receive certificates for the Common Stock so purchased.  The exercise price of this Warrant is $0.25 per share, subject to adjustment as provided below (the “Exercise Price”).

1.

Exercise Period and Vesting.  This Warrant may be exercised by the Holder at any time through 5:00 p.m., New York, New York time, _______, 201__ (the “Exercise Period”) [three years from funding].  This Warrant will terminate automatically and immediately upon the expiration of the Exercise Period.

2.

Exercise of Warrant.  This Warrant may be exercised, in whole or in part, at any time and from time to time during the Exercise Period.  Such exercise shall be accomplished by tender to the Company of an amount equal to the Exercise Price multiplied by number of underlying shares being purchased (the “Purchase Price”), in cash, by wire transfer or by certified check or bank cashier’s check, payable to the order of the Company, together with presentation and surrender to the Company of this Warrant with an executed subscription agreement in substantially the form attached hereto as Exhibit A (the “Subscription”). Upon receipt of the foregoing, the Company will deliver to the Holder, as promptly as possible, a certificate or certificates representing the shares of Common Stock so purchased, registered in the name of the Holder or its transferee (as permitted under Section 3 below).  With respect to any exercise of this Warrant, the Holder will for all purposes be deemed to have become the holder of record of the number of shares of Common Stock purchased hereunder on the date a properly executed Subscription and payment of the Purchase Price is received by the Company

3

(the “Exercise Date”), irrespective of the date of delivery of the certificate evidencing such shares, except that, if the date of such receipt is a date on which the stock transfer books of the Company are closed, such person will be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.  Fractional shares of Common Stock will not be issued upon the exercise of this Warrant.  In lieu of any fractional shares that would have been issued but for the immediately preceding sentence, the Holder will be entitled to receive cash equal to the current market price of such fraction of a share of Common Stock on the trading day immediately preceding the Exercise Date.  In the event this Warrant is exercised in part, the Company shall issue a new Warrant to the Holder covering the aggregate number of shares of Common Stock as to which this Warrant remains exercisable for.

3.

Transferability and Exchange.

(a)

This Warrant, and the Common Stock issuable upon the exercise hereof, may not be sold, transferred, pledged or hypothecated unless the Company shall have been provided with an opinion of counsel reasonably satisfactory to the Company that such transfer is not in violation of the Securities Act of 1933 (“Securities Act”), and any applicable state securities laws.  Subject to the satisfaction of the aforesaid condition, this Warrant and if the underlying shares of Common Stock may not all be sold under Rule 144, as amended, of the Securities Act, the shares of Common Stock shall be transferable from time to time by the Holder upon written notice to the Company.  If this Warrant is transferred, in whole or in part, the Company shall, upon surrender of this Warrant to the Company, deliver to each transferee a Warrant evidencing the rights of such transferee to purchase the number of shares of Common Stock that such transferee is entitled to purchase pursuant to such transfer.  The Company may place a legend similar to the legend at the top of this Warrant on any replacement Warrant and on each certificate representing shares issuable upon exercise of this Warrant or any replacement Warrants. Only a registered Holder may enforce the provisions of this Warrant against the Company.  A transferee of the original registered Holder becomes a registered Holder only upon delivery to the Company of the original Warrant and an original Subscription Form, substantially in the form set forth in Exhibit A attached hereto.

(b)

This Warrant is exchangeable upon its surrender by the Holder to the Company for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as may be designated by the Holder at the time of such surrender (not to exceed the aggregate number of shares underlying this Warrant).

4.

Adjustments to Exercise Price and Number of Shares Subject to Warrant.  The Exercise Price and the number of shares of Common Stock purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of any of the events specified in this Section 4.  For the purpose of this Section 4, “Common Stock” means shares now or hereafter authorized of any class of common stock of the Company, however designated, that has the right to participate in any distribution of the assets or earnings of the Company without limit as to per share amount (excluding, and subject to any prior rights of, any class or series of preferred stock).

(a)

In case the Company shall (i) pay a dividend or make a distribution in shares of Common Stock to holders of shares of Common Stock, (ii) subdivide its outstanding

4

shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock other securities of the Company, then the Exercise Price in effect at the time of the record date for such dividend or on the effective date of such subdivision, combination or reclassification, and/or the number and kind of securities issuable on such date, shall be proportionately adjusted so that the Holder of the Warrant thereafter exercised shall be entitled to receive the aggregate number and kind of shares of Common Stock (or such other securities other than Common Stock) of the Company, at the same aggregate Exercise Price, that, if such Warrant had been exercised immediately prior to such date, the Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination or reclassification.  Such adjustment shall be made successively whenever any event listed above shall occur.

(b)

In case the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) of cash, evidences of indebtedness or assets, or subscription rights or warrants, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Fair  Market Value  per share of Common Stock on such record date, less the amount of cash so to be distributed or the Fair Market Value (as determined in good faith by, and reflected in a formal resolution of, the board of directors of the Company) of the portion of the assets or evidences of indebtedness so to be distributed, or of such subscription rights or warrants, applicable to one share of Common Stock, and the denominator of which shall be the  Fair Market Value per share of Common Stock.  Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.  When determining Fair Market Value of the Company’s Common Stock, Fair Market Value  shall mean:  (i) if the principal trading market for such securities is a national securities exchange including The Nasdaq Stock Market, or the Over-the-Counter Bulletin Board (“OTCBB”) (or a similar system then in use), the last reported sales price on the principal market the trading day immediately prior to such record date; or (ii) if subsection (i) is not applicable, and if bid and ask prices for shares of Common Stock are reported by the principal trading market or the Pink Sheets, the average of the high bid and low ask prices so reported for the trading day immediately prior to such record date.  Notwithstanding the foregoing, if there is no last reported sales price or bid and ask prices, as the case may be, for the day in question, then Fair Market Value shall be determined as of the latest day prior to such day for which such last reported sales price or bid and ask prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the over-the-counter market for 30 or more days immediately prior to the day in question, in which case the Fair Market Value shall be determined in good faith by, and reflected in a formal resolution of, the board of directors of the Company.

(c)

Notwithstanding any provision herein to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however, that any adjustments which by reason of this Section 4(c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 4 shall be made to the nearest cent or the nearest one-hundredth of a share, as the case may be.

5

(d)

In the event that at any time, as a result of an adjustment made pursuant to Section 4(a) above, the Holder of any Warrant thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 4, and the other provisions of this Warrant shall apply on like terms to any such other shares.

(e)

If the Company merges or consolidates into or with another corporation or entity, or if another corporation or entity merges into or with the Company (excluding such a merger in which the Company is the surviving or continuing corporation and which does not result in any reclassification, conversion, exchange, or cancellation of the outstanding shares of Common Stock), or if all or substantially all of the assets or business of the Company are sold or transferred to another corporation, entity, or person, then, as a condition to such consolidation, merger, or sale (any a “Transaction”), lawful and adequate provision shall be made whereby the Holder shall have the right from and after the Transaction to receive, upon exercise of this Warrant and upon the terms and conditions specified herein and in lieu of the shares of the Common Stock that would have been issuable if this Warrant had been exercised immediately before the Transaction, such shares of stock, securities, or assets as the Holder would have owned immediately after the Transaction if the Holder has exercised this Warrant immediately before the effective date of the Transaction.

(f)

In case any event shall occur as to which the other provisions of this Section 4 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, in each such case, the Company shall effect such adjustment, on a basis consistent with the essential intent and principles established in this Section 4, as may be necessary to preserve, without dilution, the purchase rights represented by this Warrant.

(g)

In the event the Company issues or sells any securities including options, warrants or convertible securities at a price of or with an exercise or conversion price of less than $0.25 per share, then forthwith upon such issue or sale, the Exercise Price of all the warrants shall be reduced to the sale price or the exercise or conversion price of the securities issued or sold.

5.

No Registration Rights.  The Warrant has not been registered under the Securities Act.   Unless (i) the appropriate period under Rule 144 of the Securities Act has expired so that the shares may be sold without restrictions of any kind, or (ii) an effective registration statement exists with a current prospectus for the shares of Common Stock, upon   exercise, the stock certificates shall bear the following legend:

“The securities represented by this certificate have not been registered under the Securities Act of 1933 (the “Securities Act”), and may not be offered for sale or sold except pursuant to (i) an effective registration statement under the Securities Act, or (ii) an opinion of counsel to the issuer of these securities that an exemption from registration under the Securities Act is available”.

6

6.

Reservation of Shares.  The Company agrees at all times to reserve and hold available out of its authorized but unissued shares of Common Stock the number of shares of Common Stock issuable upon the full exercise of this Warrant.  The Company further covenants and agrees that all shares of Common Stock that may be delivered upon the exercise of this Warrant will, upon delivery, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the purchase thereof hereunder.

7.

Notices to Holder.  Upon any adjustment of the Exercise Price (or number of shares of Common Stock issuable upon the exercise of this Warrant) pursuant to Section 4, the Company shall promptly thereafter cause to be given to the Holder written notice of such adjustment.  Such notice shall include the Exercise Price (and/or the number of shares of Common Stock issuable upon the exercise of this Warrant) after such adjustment, and shall set forth in reasonable detail the Company’s method of calculation and the facts upon which such calculations were based.  Where appropriate, such notice shall be given in advance and included as a part of any notice required to be given under the other provisions of this Section 7.

In the event of (a) any fixing by the Company of a record date with respect to the holders of any class of securities of the Company for the purpose of determining which of such holders are entitled to dividends or other distributions, or any rights to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, (b) any capital reorganization of the Company, or reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets or business of the Company to, or consolidation or merger of the Company with or into, any other entity or person, or (c) any voluntary or involuntary dissolution or winding up of the Company, then and in each such event the Company will give the Holder a written notice specifying, as the case may be (i) the record date for the purpose of such dividend, distribution, or right, and stating the amount and character of such dividend, distribution, or right; or (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, conveyance, dissolution, liquidation, or winding up is to take place and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such capital stock or securities receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock securities) for securities or other property deliverable upon such event.  Any such notice shall be given at least 10 days prior to the earliest date therein specified.

8.

No Rights as a Stockholder.  This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company, nor to any other rights whatsoever except the rights herein set forth. Provided, however, the Company shall not enter into any merger agreement in which it is not the surviving entity, or sell all or substantially all of its assets unless the Company shall have first provided the Holder with 20 days’ prior written notice.

9.

Additional Covenants of the Company.  For so long as the Common Stock is listed for trading or trades on any national securities exchange including The Nasdaq Stock Market, the Company shall, upon issuance of any shares for which this Warrant is exercisable, at its expense, promptly obtain and maintain the listing or qualifications for trading of such shares.

The Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934 for so long as and to the extent that such requirements apply to the Company.

7

The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant.  Without limiting the generality of the foregoing, the Company (a) shall comply with Section 6 of this Agreement and have available sufficient shares of Common Stock to be issued from time to time upon exercise of this Warrant, (b) will not increase the par value of any shares of Common Stock issuable upon exercise of this Warrant above the amount payable therefor upon such exercise, and (c) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable stock.

10.

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Company, the Holder and its respective successors and permitted assigns.

11.

Notices.  The Company agrees to maintain a ledger of the ownership of this Warrant (the “Ledger”).  Any notice hereunder shall be given by Federal Express or other overnight delivery service for delivery on the next business day if to the Company, at its principal executive office and, if to the Holder, to their address shown in the Ledger of the Company; provided, however, that either the Company or the Holder may at any time on three days’ written notice to the other designate or substitute another address where notice is to be given.  Notice shall be deemed given and received after a Federal Express or other overnight delivery service is delivered to the carrier.

12.

Severability.  Every provision of this Warrant is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the remainder of this Warrant.

13.

Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of choice of laws thereof.

14.

Attorneys’ Fees.  In any action or proceeding brought to enforce any provision of this Warrant, the prevailing party shall be entitled to recover reasonable attorneys’ fees in addition to its costs and expenses and any other available remedies.

15.

Entire Agreement.  This Warrant (including the Exhibits attached hereto) constitutes the entire understanding between the Company and the Holder with respect to the subject matter hereof, and supersedes all prior negotiations, discussions, agreements and understandings relating to such subject matter.

16.

Transferability. In the event that the Holder wishes to transfer all or any part of this Warrant to any third party, the Company shall surrender this Warrant and provide the Company with written instructions relating to the transfer together with an executed investment letter in the form annexed to this Warrant as Exhibit B-1 or Exhibit B-2, depending upon whether the proposed transferee is an accredited investor within the meaning of Regulation D under the Securities Act of 1933.

8

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.

Ecosphere Technologies, Inc.

By:
Patrick Haskell
Chief Executive Officer

9

Exhibit A

SUBSCRIPTION FORM

(To be Executed by the Holders to Exercise the Rights To Purchase Common Stock Evidenced by the Within Warrant)

The undersigned hereby irrevocably subscribes for _______ shares of the Common Stock (the “Stock”) of Ecosphere Technologies, Inc.  (the “Company”) pursuant to and in accordance with the terms and conditions of the attached Warrant (the “Warrant”), and hereby makes payment of $_______ therefor by [tendering cash, wire transferring or delivering a certified check or bank cashier’s check, payable to the order of the Company].  The undersigned requests that a certificate for the Stock be issued in the name of the undersigned and be delivered to the undersigned at the address stated below.  If the Stock is not all of the shares purchasable pursuant to the Warrant, the undersigned requests that a new Warrant of like tenor for the balance of the remaining shares purchasable thereunder be delivered to the undersigned at the address stated below.

In connection with the issuance of the Stock, I hereby represent to the Company that I am acquiring the Stock for my own account for investment and not with a view to, or for resale in connection with, a distribution of the shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

I understand that if at this time the Stock has not been registered under the Securities Act, I must hold such Stock indefinitely unless the Stock is subsequently registered and qualified under the Securities Act or is exempt from such registration and qualification. I shall make no transfer or disposition of the Stock unless (a) such transfer or disposition can be made without registration under the Securities Act by reason of a specific exemption from such registration and such qualification, or (b) a registration statement has been filed pursuant to the Securities Act and has been declared effective with respect to such disposition.  I agree that each certificate representing the Stock delivered to me shall bear substantially the same as set forth on the front page of the Warrant.

I further agree that the Company may place stop transfer orders with its transfer agent having the same effect as the above legend.  The legend and stop transfer notice referred to above shall be removed only upon my furnishing to the Company of an opinion of counsel (reasonably satisfactory to the Company) to the effect that such legend may be removed.

Date:	Signed:

Print Name:

Address:

Date:	Signed:

Print Name:

Address:

EXHIBIT C-1

RELEASE AGREEMENT

KNOW ALL MEN BY THESE PRESENTS:

That we, Ecosphere Energy Solutions, Inc., Florida corporation (the “First Party”), for and in consideration of $10.00 and other valuable consideration, received from or on behalf of Bledsoe Capital Group, LLC, a Montana limited liability company (the “Second Party”), hereby demise, release, satisfy, and forever discharge the Second Party, of and from all, claims, injuries, damages and losses, which said First Party has against the Second Party relating to (a) (i) that certain Stock Purchase Agreement dated as of July 28, 2008, by and among Ecosphere Technologies, Inc., a Delaware corporation (“ETI”), Ecosphere Renewable Energy Corp., a Florida corporation (“EREC”), and the Second Party for the purchase and sale of EREC stock, and (ii) the proposed asset purchase agreement negotiated by and among the First Party, ETI and the Second Party for the purchase and sale of the LifeLink, PowerCube and MEFS which was never executed by the parties, or reliance upon (i) or (ii) above, even though now unanticipated, unexpected or unknown, as well as any and all claims, injuries, damages and losses which have already developed and which are now known or anticipated, and (b) any claims, whether unanticipated, unexpected or unknown, as well as any and all injuries, damages and losses which have already developed and which are now known or anticipated relating to ETI’s potential inability to achieve its own financing based on the existence of the that certain Exclusive Option Agreement dated as of June 5, 2008 (the “Option Agreement”) by and between the First Party and the Second Party for the Ozonix technology, prior to the Second Party exercising of the same.  As used herein, the terms “First Party” and “Second Party” shall include singular and plural, heirs, legal representatives and assigns of individuals, and the successors and assigns of corporations, wherever the context so admits or requires.

This release is specifically subject to and conditioned upon the Second Party advancing $2,000,000 to the First Party under that certain Credit Agreement (the “Credit Agreement”) of even date herewith by and among ETI, the First Party and the Second Party, assuming that the conditions for such advances have been met and the Second Party is not in default thereunder.

The First Party further agrees that the items referenced in (a) or (b) above, or any dispute as to whether the $2,000,000 of advances under the Credit Agreement have been met, will not be raised again verbally or in writing, other than with the attorneys and/or accountants of the First Party (unless required by law (including any filings with the Securities and Exchange Commission) except in connection with the following paragraph.

In the event ETI believes that it is in its best interest to offer the Second Party a buy-out of its interest in the Option Agreement, said offer will be presented in writing only, certified by an accredited financial source. Said offer will be considered by the Second Party and responded to within 72 hours of receipt.  If the Second Party does not respond, then the offer will be deemed rejected.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the First Party has caused this Release Agreement to be executed by its duly authorized officer as of this 12th day of November, 2008.

ECOSPHERE ENERGY SOLUTIONS, INC.

By:
Dennis E. McGuire, President

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EXHIBIT C-2

RELEASE AGREEMENT

KNOW ALL MEN BY THESE PRESENTS:

That we, Ecosphere Technologies, Inc., a Delaware corporation (the “First Party”), for and in consideration of $10.00 and other valuable consideration, received from or on behalf of Bledsoe Capital Group, LLC, a Montana limited liability company (the “Second Party”), hereby demise, release, satisfy, and forever discharge the Second Party, of and from all, claims, injuries, damages and losses, which said First Party has against the Second Party relating to (a) (i) that certain Stock Purchase Agreement dated as of July 28, 2008, by and among the First Party, Ecosphere Renewable Energy Corp., a Florida corporation (“EREC”), and the Second Party for the purchase and sale of EREC stock, and (ii) the proposed asset purchase agreement negotiated by and among the First Party, Ecosphere Energy Systems, Inc., a Florida corporation (“EES”) and the Second Party for the purchase and sale of the LifeLink, PowerCube and MEFS which was never executed by the parties, or reliance upon (i) or (ii) above, even though now unanticipated, unexpected or unknown, as well as any and all claims, injuries, damages and losses which have already developed and which are now known or anticipated, and (b) any claims, whether unanticipated, unexpected or unknown, as well as any and all injuries, damages and losses which have already developed and which are now known or anticipated relating to the First Party’s potential inability to achieve its own financing based on the existence of the that certain Exclusive Option Agreement (the “Option Agreement”) dated as of June 5, 2008 by and between EES and the Second Party for the Ozonix technology, prior to the Second Party exercising of the same.  As used herein, the terms “First Party” and “Second Party” shall include singular and plural, heirs, legal representatives and assigns of individuals, and the successors and assigns of corporations, wherever the context so admits or requires.

This release is specifically subject to and conditioned upon the Second Party advancing $2,000,000 to EES under that certain Credit Agreement (the “Credit Agreement”) of even date herewith by and among the First Party, EES and the Second Party, assuming that the conditions for such advances have been met and the Second Party is not in default thereunder.

The First Party further agrees that the items referenced in (a) or (b) above, or any dispute as to whether the $2,000,000 of advances under the Credit Agreement have been met, will not be raised again verbally or in writing, other than with the attorneys and/or accountants of the First Party (unless required by law (including any filings with the Securities and Exchange Commission) except in connection with the following paragraph.

In the event the First Party believes that it is in its best interest to offer the second Party a buy-out of its interest in the Option Agreement, said offer will be presented in writing only, certified by an accredited financial source. Said offer will be considered by the Second Party and responded to within 72 hours of receipt.  If the Second Party does not respond, then the offer will be deemed rejected.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the First Party has caused this Release Agreement to be executed by its duly authorized officer as of this 12th day of November, 2008.

ECOSPHERE ENERGY SOLUTIONS, INC.

By:
Patrick Haskell, Chief Executive Officer

2